UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2008 (September 12, 2008)

INSIGNIA SOLUTIONS PLC
(Exact name of Registrant as specified in its charter)

England and Wales	0-27012	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7575 E Redfield Rd Suite 201 Scottsdale, AZ 85260 United States of America
(Address of principal executive offices) (Zip code)

480-922-8155
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Effective September 12, 2008, we dismissed Burr, Pilger & Mayer LLP (“BPM”) as our independent registered public accounting firm and appointed Malone & Bailey, P.C. (“Malone & Bailey”) as our new independent registered public accounting firm for the fiscal year ended December 31, 2007. Our board of directors approved the dismissal of BPM and the appointment of Malone & Bailey as the Company’s new independent registered public accounting firm.

BPM has not performed any audit related services regarding the Company’s financial statements since June 1, 2007 relating to the consolidated financial statements for fiscal year ended December 31, 2006. BPM’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2006 and 2005 expressed an unqualified opinion and included an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2006 and 2005 and through June 1, 2007, there have been no disagreements with BPM (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to BPM’s satisfaction, would have caused BPM to make reference thereto in their reports on the Company’s financial statements for such years ended.

During the fiscal year ended December 31, 2006, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except for the following material weaknesses: In the course of the audit of the Company’s consolidated financial statements for the year ended December 31, 2006, BPM identified and reported the following material weaknesses in the Company’s internal control over financial reporting: “The Company failed to maintain effective controls over the financial reporting process because they lacked a sufficient complement of accounting personnel with both the technical knowledge of accounting principles generally accepted in the United States (“GAAP”) and the financial reporting expertise requirements necessary to record, process and report financial data consistent with the assertions of management in the financial statements, on a timely basis. The complexities of certain transactions and the GAAP rules covering such transactions that the Company entered into in the area of equity led to material audit adjustments. In addition, there were material audit adjustments as a result of our audit work on accrued liabilities, revenue and the consolidation process.”

During the fiscal year ended December 31, 2005, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K) except for the following material weaknesses: In the course of the audit of the Company’s consolidated financial statements for the year ended December 31, 2005, BPM identified and reported the following material weaknesses in the Company’s internal control over financial reporting: “The Company failed to maintain effective controls over the financial reporting process because they lacked a sufficient complement of accounting personnel with both the technical knowledge of accounting principles generally accepted in the United States (“GAAP”) and the financial reporting expertise requirements necessary to record, process, and report financial data consistent with the assertions of management in the financial statements, on a timely basis. A combination of employee turnover at the controller and chief financial officer level and the acquisition of an additional company in a foreign country led to additional workload with less accounting staff. In addition, the complexities of the transactions and the GAAP rules covering such transactions that the Company entered into during the period in the areas of equity and business combinations led to material audit adjustments. Lack of effective controls over the financial reporting process was noted resulting in material adjustments to the financial statements being made during the audit fieldwork process. During the audit for the six-month period ended June 30, 2005, four areas of significance were noted related to the Company’s failure to complete, on a timely basis, a proper analysis of, accounting for, and management review of (a) certain complex equity transactions, (b) the acquisition of Mi4e, and (c) activity related to Mi4e subsequent to the close of the acquisition.”

We provided BPM with a copy of the foregoing disclosures and requested BPM to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of BPM’s response letter, dated October 10, 2008, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal year ended December 31, 2007 and through September 12, 2008, neither the Company nor anyone on behalf of the Company has consulted with Malone & Bailey regarding either:

1.
The application of accounting principles to specified transactions, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Malone & Bailey concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits.

16.1	Letter, dated October 10, 2008, from Burr, Pilger & Mayer LLP to the Securities and Exchange Commission.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2008	INSIGNIA SOLUTIONS PLC

	By:	/s/ Peter Engel
	Name:	Peter Engel
	Title:	Chief Executive Officer